SCHEDULE 14A

                         SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934

Filed by the Registrant

Filed by the Party other than the Registrant

Check the appropriate box:
   [ ]  Preliminary Proxy Statement
   [ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [X]  Definitive Proxy Statement
   [ ]  Definitive Additional Materials
   [ ] Soliciting Material Pursuant to ss 240.14a-11(c) or ss 240.14a-12

                     PAK MAIL CENTERS OF AMERICA, INC.
             (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


    (1)   Title of each class of securities to which the transaction applies:
    (2)   Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4)   Proposed maximum aggregate value of transaction:
    (5)   Total fee paid:


  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:
    (2)  Form, Schedule or Registration Statement No.:
    (3)  Filing Party:
    (4)  Date Filed:

                     PAK MAIL CENTERS OF AMERICA, INC.
                    3033 South Parker Road, Suite 1200
                          Aurora, Colorado 80014


                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To be held on June 17, 1997


     NOTICE IS HEREBY GIVEN that an Annual Meeting of
Stockholders (the "Meeting") of Pak Mail Centers of
America, Inc., a Colorado corporation (the "Company"), will be held at the offices of the Company, 3033 South
Parker Road, Suite 1200, Aurora, Colorado 80014 on
Tuesday, June 17, 1997, at 9:00 a.m. local time, for the purpose of considering and voting upon proposals to:

     (1)  Elect five directors to serve until the next
          Annual Meeting of Stockholders; and

     (2) Transact such other business as may lawfully come before the Meeting or any adjournment(s) thereof.

Only stockholders of record at the close of business on April 28, 1997, are entitled to notice of and to vote at the Meeting, and at any adjournment thereof. A list of the stockholders entitled to vote at the Meeting will be kept at the Company's offices located at 3033 South
Parker Road, Suite 1200, Aurora, Colorado 80014 and will be available for inspection on written demand by any stockholder or his agent or attorney during regular business hours and during the period available for inspection as set forth in the Company's bylaws.

The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company. All stockholders are cordially invited to attend the Meeting in person.
Whether or not you plan to attend, please date, sign and return the accompanying proxy in the enclosed return envelope. Postage need not be affixed if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.



               BY ORDER OF THE BOARD OF DIRECTORS


               RAYMOND S. GOSHORN, SECRETARY
               Aurora, Colorado
               April 28, 1997

                     PAK MAIL CENTERS OF AMERICA, INC.
                    3033 South Parker Road, Suite 1200
                          Aurora, Colorado 80014


                              PROXY STATEMENT
                      ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON JUNE 17, 1997


     This proxy statement ("Proxy Statement") is being furnished in connection with the solicitation of proxies by the Board of Directors of Pak Mail Centers of America,
Inc. (the "Company") to be used at the Annual Meeting of Stockholders (the "Meeting") to be held at the offices of the Company, 3033 South Parker Road, Suite 1200, Aurora,
Colorado 80014 on Tuesday, June 17, 1997, at 9:00 a.m.
local time, and at any adjournment thereof.

     It is planned that this Proxy Statement and the accompanying Proxy will be mailed to the Company's stockholders on or about April 30, 1997.

     Any person signing and mailing the enclosed Proxy may revoke it at any time before it is voted by (i) giving written notice of the revocation to the Company's corporate secretary, at the Company's principal executive offices; (ii) voting in person at the Meeting; or (iii) voting again by submitting a new proxy card. The principal executive offices of the Company are located at 3033 South Parker Road, Suite 1200, Aurora, Colorado
80014. Only the latest dated proxy card, including one which a person may vote in person at the Meeting, will count.


             VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS AND
                     SECURITY OWNERSHIP OF MANAGEMENT

     Voting rights at the meeting are vested in the holders of the Company's $0.001 par value common stock
(the "Common Stock") with each share entitled to one vote. Only holders of record of the Common Stock at the close of business on April 28, 1997, are entitled to notice of and to vote at the Meeting or any adjournments thereof. On April 28, 1997, the Company had 2,989,483 shares of Common Stock outstanding.

     Stockholders have cumulative voting rights in the election of directors. Cumulative voting rights in the election of directors allow the stockholder to cumulate the stockholder's votes by multiplying the number of votes the stockholder is entitled to cast by the number of directors for whom the stockholder is entitled to vote and casting the product for a single nominee or distributing the product among two or more nominees.

     The following table sets forth as of April 28, 1997, the number of shares of the Company's outstanding Common
Stock beneficially owned by each of the Company's current directors and executive officers, sets forth the number of shares of the Company's Common Stock beneficially owned by all of the Company's current directors and executive officers as a group and sets forth the number of shares of the Company's Common Stock owned by each person who owned of record, or was known to own beneficially, more than 5% of the Company's outstanding shares of Common Stock:



Name of Director,           Amount and Nature         Percent of
Executive Officer or        of Beneficial             Class
Beneficial Owner            Ownership(1)

J. S. Corcoran                 1,000(2)                 (6)
701 Harger Road,
Suite 190
Oak Brook, Illinois 60521

Raymond S. Goshorn              1,000                   (6)
3033 South Parker
Road, Suite 1200
Aurora, Colorado 80014

John W. Grant                     800(3)                (6)
701 Harger Road,
Suite 190
Oak Brook, Illinois 60521

F. Edward Gustafson            20,000(2)(4)             (6)
701 Harger Road,
Suite 190
Oak Brook, Illinois 60521

John E. Kelly                  12,000(5)                (6)
3033 South Parker
Road, Suite 1200
Aurora, Colorado 80014

William F. White                2,000                    (6)
701 Harger Road,
Suite 190
Oak Brook, Illinois 60521

P. Evan Lasky
3033 South Parker
Road, Suite 1200
Aurora, Colorado 80014

Tonya D. Sarina
3033 South Parker
Road, Suite 1200
Aurora, Colorado 80014

Alex Zai                            112                  (6)
3033 South Parker
Road, Suite 1200
Aurora, Colorado 80014

Name of Director,           Amount and Nature         Percent of
Executive Officer or        of Beneficial             Class
Beneficial Owner            Ownership(1)

All directors and            36,912(2)                  1.2
executive
officers as a group
(9 persons)

Pak Mail Investment          1,800,000                  60.2
Partnership, L.P.
701 Harger Road,
Suite 190
Oak Brook, Illinois 60521

Janie M. D'Addio             188,833                    6.3(7)
610 Security
Manufacturing
  Corporation
815 South Main Street
Grapevine, Texas 76051
____________________

(1) The beneficial owners listed have sole voting and investment power with respect to the shares of Common
     Stock unless otherwise indicated below.

(2) Excludes 1,800,000 shares of common stock owned by Pak Mail Investment Partnership, L.P. ("PMIP"). Mr.
     Corcoran and Mr. Gustafson are officers, directors and shareholders of Wexford Corporation, which exercises control over PMIP, and therefore may be deemed to have the ability to vote or dispose of securities owned by PMIP. Messrs. Corcoran and Gustafson disclaim beneficial ownership of the shares of common stock owned by PMIP.

(3)  Shares owned jointly by Mr. Grant and his wife.

(4)  Includes 6,000 shares of common stock owned by Mr.
     Gustafson's children, for whom he acts as custodian.

(5) Excludes 8,000 shares of common stock that Mr. Kelly has not yet purchased pursuant to a Stock Purchase
     Agreement dated July 15, 1990.

(6)  Less than 1%.

(7) Information with respect to Ms. D'Addio's common stock is given to the best of the Company's knowledge.

                     DIRECTORS AND EXECUTIVE OFFICERS

     The present term of office of each director will expire at the Meeting. The executive officers of the Company are elected annually at the first meeting of the Board of Directors held after each annual meeting of stockholders. Each executive officer holds office until his or her successor is duly elected and qualified or until his or her resignation or until he or she shall be removed in the manner provided by the Company's Bylaws.
The name, position with the Company, the age of each director and executive officer, and the period during which each has served are as follows:




Name and Position      Age      Director          Principal
in the Company                  or                Occupation
                                Officer           During the Last
                                Since             Five Years

John E. Kelly          56       September         Executive officer
(President, Chief               1989              of the
Executive Officer                                 Company since
and Director)                                     September, 1989.

P. Evan Lasky          55       March,            Executive officer
(Executive Vice                 1988              of the
President and                                     Company since
Chief Operating                                   March, 1988.
Officer)

Raymond S. Goshorn     38       December          Executive officer
(Chief Financial                , 1988            of the
Officer,                                          Company since
Treasurer,                                        December, 1988.
Secretary)

Tonya D. Sarina        35       December          Executive officer
(Vice President of              , 1996            of the
Sales and                                         Company since
Marketing)                                        December 1996;
                                                  Marketing manager
                                                  of the Company
                                                  from March, 1991
                                                  through November,
                                                  1996.


Alex Zai               37       May,              Executive officer
(Vice President of              1996              of the Company
Store Operations)                                 since May, 1996;
                                                  director of store
                                                  operations since
                                                  April, 1994.


J. S. Corcoran         53       September,        Self-employed as a
(Director)                      1989              business consultant
                                                  since October, 1996.
                                                  Executive officer
                                                  of D.P. Kelly &
                                                  Associates L.P., a
                                                  firm offering management
                                                  services,
                                                  from November,
                                                  1988 to January,
                                                  1997; executive
                                                  officer of
                                                  Envirodyne
                                                  Industries, Inc.,
                                                  a manufacturer of
                                                  food packaging and
                                                  food service
                                                  supplies, from
                                                  June, 1989 to
                                                  March, 1996.

John W. Grant          72       September,        Retired since
(Director)                      1989              September, 1987.

F. Edward              55       September,        Executive officer
Gustafson                       1989              of D.P. Kelly &
(Director)                                        Associates L.P., a
                                                  firm offering mangement
                                                  services,
                                                  since November,
                                                  1988; executive
                                                  officer of
                                                  Envirodyne Industries,
                                                  Inc.,  a
                                                  manufacturer of
                                                  food packaging and
                                                  food service
                                                  supplies, since
                                                  June, 1989;
                                                  director of
                                                  Envirodyne Industries,
                                                  Inc. since
                                                  December, 1993;
                                                  executive officer
                                                  of Viskase
                                                  Corporation, a
                                                  wholly-owned
                                                  subsidiary of
                                                  Envirodyne
                                                  Industries, Inc.,
                                                  from February,
                                                  1990 to
                                                  August, 1993.

William F. White       66       September,        Executive officer
(Director)                      1989              of Whitnell & Co.,
                                                  an investment
                                                  advisory firm,
                                                  since January,
                                                  1988; executive
                                                  officer of
                                                  Donegal, Inc., an
                                                  investment management
                                                  firm,
                                                  since January,
                                                  1991.

J. S. Corcoran was an executive officer of Envirodyne
Industries, Inc. ("Envirodyne") until March, 1996 and F.
Edward Gustafson is an executive officer and a director of Envirodyne. On January 7, 1993, Envirodyne and its major domestic subsidiaries filed voluntary petitions pursuant to Chapter 11 of the United States Bankruptcy
Code. On December 31, 1993, Envirodyne consummated a plan of reorganization and emerged from bankruptcy.

     The Company's Board of Directors held two meetings during the Company's last fiscal year ended November 30, 1996. One of such meetings consisted of consent directors minutes signed by all directors and one of such meetings were actual meetings at which all of the directors were present in person or by telephone. The
Board of Directors has no standing nominating or compensation committees or committees performing similar functions.

     The Company has an audit committee. John W. Grant and William F. White are the members of the audit committee. The audit committee recommends to the Board of Directors the engagement of independent accountants, reviews with the accountants the audit and reviews the Company's internal financial controls and auditing. The audit committee held one meeting during the last fiscal year ended November 30, 1996 in which both members were present.

     The Company purchases mailboxes from Security
Manufacturing Corporation ("Security") for resale to the Company's franchisees. Security is controlled by Janie
M. D'Addio.  During fiscal 1996 and fiscal 1995, the
Company made purchases in the total amounts of $64,300 and $90,120, respectively, from Security.

          SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Based solely on a review of the Forms 3, 4 and 5 and amendments thereto furnished to the Company during its most recent fiscal year, only Tonya D. Sarina and Alex
Zai, who became executive officers of the Company during the fiscal year ended November 30, 1996, failed to file on a timely basis. Ms. Sarina and Mr. Zai failed to timely file their Forms 3 as required by Section 16(a) of the Securities and Exchange Act of 1934, as amended.

                               COMPENSATION

     The following table shows all cash compensation paid by the Company for services rendered during the fiscal years ended November 30, 1996, November 30, 1995 and
November 30, 1994 to John E. Kelly and P. Evan Lasky
(there were no other executive officers of the Company whose annual salary and bonus exceeded $100,000) during the fiscal year ended November 30, 1996.

                        SUMMARY COMPENSATION TABLE

Name and                     Annual Compensation            Other
Principal                                                   Annual
Position      Fiscal Year      Salary        Bonus       Compensation

John E.          1996          $126,00       $33,600          $7,980
Kelly            1995          $120,00       $21,895(1)       $7,980(2)
President        1994          $114,60       $32,151(1)       $7,980(2)
and Chief
Executive
Officer

P. Evan Lasky    1996          $86,000       $16,583             -0-
Executive        1995          $80,500       $10,183             -0-
Vice             1994          $76,850       $12,035             -0-
President
and Chief
Operating
Officer


     (1) The bonus was paid in the fiscal year indicated but with respect to performance in the prior fiscal year.

     (2) The amount for each of fiscal 1996, 1995 and 1994 consists of a $4,800 car allowance and $3,180 of country club dues.

     No options to purchase the Company's Common Stock were granted to or exercised by John E. Kelly or P. Evan
Lasky during the Company's fiscal year ended November 30, 1996, and neither John E. Kelly or P. Evan Lasky owned any options to purchase shares of the Company's Common
Stock at November 30, 1996.

     Pursuant to a Stock Purchase Agreement dated as of July 15, 1990 (the "Stock Purchase Agreement"), the
Company has agreed to issue and sell, and Mr. Kelly has agreed to purchase, 4,000 shares of the Company's common stock at a price of $2.75 per share on July 15 of each of the years 1990 through 1994. To date, with the most recent purchase in December 1992, Mr. Kelly has purchased 12,000 shares under the Stock Purchase
Agreement at an aggregate price of $33,000.

     Members of the Board of Directors, other than members who are also officers of the Company, are entitled to receive a fee of $2,000 per year and $250 for each attended meeting of the Board of Directors. In practice, the Company has not paid directors' fees.

               ACTIONS TO BE TAKEN AT MEETING

     The Meeting is called by the Board of Directors of the Company to consider and act upon the following matters:

     (1)  The election of five directors of the Company;
          and

     (2) Such other matters as may properly come before the Meeting or any adjournment thereof.

     The holders of a majority of the outstanding shares of Common Stock of the Company, present at the Meeting in person or represented by proxy, shall constitute a quorum. If a quorum is present, directors are elected by a plurality of the vote, i.e., the candidates receiving the highest number of votes cast in favor of their election will be elected to the Board of Directors. As to all other matters voted on at the Meeting, if a quorum is present, the affirmative vote of a majority of the shares entitled to vote at the Meeting shall be the act of the shareholders. Where brokers have not received any instruction from their clients on how to vote on a particular proposal, brokers are permitted to vote on routine proposals but not on nonroutine matters. The absence of votes on nonroutine matters are "broker nonvotes." Abstentions and broker nonvotes will be counted as present for purposes of establishing a quorum, but will have no effect on the election of directors.
There are no dissenter's rights applicable to the election of directors. Abstentions and broker nonvotes on proposals other than the election of directors, if any, will be counted as present for purposes of the proposal and will have the effect of a vote against the proposal.


                            PROPOSAL NUMBER ONE
                           ELECTION OF DIRECTORS

     The number of directors on the Company's Board of Directors has been established by the bylaws of the Company and by resolution of the Board of Directors as five directors.

     The persons named in the enclosed form of Proxy will vote the shares represented by Proxies received by them for the election of the five nominees for director named below. If, at the time of the Meeting, any of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxies will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion. If elected, Messrs. J. S. Corcoran, John W.
Grant, F. Edward Gustafson, John E. Kelly and William F.
White will hold office until the annual meeting of stockholders or until their successors are duly elected or appointed. The nominees for director, each of whom has consented to serve if elected, are as follows:


Name of       Director     Age    Principal Occupation
Nominee        Since               for Last Five Years

J. S.          1989        53     Executive officer of D. P.
Corcoran Kelly & Associates L.P., a firm offering management services, since November,
                                1988; executive officer of
                                Envirodyne Industries,
                                Inc., a manufacturer of
                                food packaging and food
                                service supplies, since
                                June, 1989.

John W. Grant  1989        71   Retired since September,
                                1987; Group President of
                                Beatrice U.S. Food Corp.,
                                a food manufacturer and
                                distributor, from July,
                                1985 to September, 1987.

F. Edward      1989        54   Executive officer of D. P.
Gustafson                       Kelly & Associates L.P., a
                                firm offering management
                                services, since November,
                                1988; executive officer
                                since June, 1989, and a
                                director since December,
                                1993, of Envirodyne
                                Industries, Inc., a
                                manufacturer of food
                                packaging and food service
                                supplies; executive
                                officer of Viskase
                                Corporation, a wholly-
                                owned subsidiary of
                                Envirodyne Industries,
                                Inc., from February, 1990
                                to August, 1994.

John E. Kelly  1989        55   Executive officer of the
                                Company since September,
                                1989.

William F.     1989        65   Executive officer of
White                           Whitnell & Co., an
                                investment advisory firm,
                                since January, 1988;
                                executive officer of
                                Donegal, Inc., an
                                investment management
                                firm, since January, 1991.

     THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE ELECTION
OF THE NOMINEES.

                      INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's principal independent public accountants for the fiscal year ended November 30, 1996, were Erhardt, Keefe, Steiner & Hottman, P.C. The Board of Directors has not met to select the principal independent public accountants for the fiscal year ended
November 30, 1997, although it is anticipated that Erhardt, Keefe, Steiner & Hottman, P.C. will be selected as the Company's principal independent public accountants for the fiscal year ended November 30, 1997.
Representatives of Erhardt, Keefe, Steiner & Hottman,
P.C. are expected to be present at the meeting, have an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.


                    1996 ANNUAL REPORT TO STOCKHOLDERS

     Included with this Proxy Statement is the Company's
1996 Annual Report to Stockholders which contains the Company's annual report on Form 10-KSB for the fiscal year ended November 30, 1996. The Company will provide, without charge, to each person solicited upon written request, an additional copy of the Company's annual report on Form 10-KSB for the fiscal year ended November
30, 1996 as required to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange
Act of 1934, as amended. For additional copies please write Mr. Raymond Goshorn, Secretary of the Company, at
3033 South Parker Road, Suite 1200, Aurora, Colorado
80014.

                          STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the next annual meeting of the Company's stockholders must be received by the Company by February 18, 1998 to be considered for inclusion in the proxy statement and form of proxy relating to the next annual meeting.

                          SOLICITATION OF PROXIES

     The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to stockholders, will be borne by the Company.
Solicitations will be made only by use of the mails, except that, if necessary to obtain a quorum, officers and regular employees of the Company may make solicitations of proxies by telephone or electronic facsimile or by personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Company's shares held of record by such persons and the Company will reimburse them for their charges and expenses in this connection.

                              OTHER BUSINESS

     The Company's Board of Directors does not know of any matters to be presented at the Meeting other than the matters set forth herein. If any other business should come before the Meeting, the persons named in the enclosed form of Proxy will vote such Proxy according to their judgment on such matters.

                         BY ORDER OF THE BOARD OF DIRECTORS



                              RAYMOND J. GOSHORN, SECRETARY

Aurora, Colorado
April 28, 1997

                                     PROXY

                       PAK MAIL CENTERS OF AMERICA, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JUNE 17, 1997

     The undersigned hereby constitutes and appoints John Kelly,
P. Evan Lasky and Raymond Goshorn, and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and to vote all of the undersigned's shares of $0.001 par value common stock of Pak Mail Centers of America, Inc. ("Company") at the Annual Meeting of Stockholders (the "Meeting") to be held at the offices of the Company, 3033 South Parker Road, Suite 1200, Aurora, Colorado 80014, on Tuesday, June 17, 1997, at 9:00 a.m. Mountain Time, and at all adjournments thereof for the following purposes:

1.   Election of Directors.
     [  ] FOR THE DIRECTOR NOMINEES LISTED   [  ] WITHHOLD AUTHORITY TO
          BELOW (EXCEPT AS MARKED TO THE          VOTE FOR ALL
          CONTRARY BELOW)                         NOMINEES LISTED BELOW

     INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
     INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME
     IN THE LIST BELOW.

          J. S. Corcoran           John W. Grant
          F. Edward Gustafson      John E. Kelly
          William F. White

2. In their discretion, the Proxies are authorized to vote upon such other business as lawfully may come before the Meeting.

     The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said attorneys and proxies lawfully may do by virtue hereof.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING FOR ELECTION OF THE NOMINEES FOR DIRECTOR AS SELECTED BY THE BOARD OF DIRECTORS.

     It is understood that this proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the Notice of Annual Meeting of Stockholders to the undersigned. The proxies and attorneys intend to vote the shares represented by this proxy on such matters, if any, as determined by the Board of Directors.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement and Annual
Report to Stockholders furnished therewith.

                         Dated and Signed:

                                          _____________, 1997


                         __________________________________________

                         _________________________________________
                         Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should so indicate when signing.
                         Attorneys should submit powers of
                         attorney.